           THIRD AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT (this "Amendment"), dated as of September 30, 1996, is by and among Genicom Corporation (the "Borrower"), the subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the several lenders identified on the signature pages hereto (each a "Lender" and, collectively, the "Lenders") and NationsBank of Texas, N.A., as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                              W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of January 12, 1996, as previously amended (as previously amended, the "Existing Credit Agreement").

         WHEREAS, the Borrower, the Guarantors and the Agent entered into that certain Security Agreement dated as of January 12, 1996, as previously amended (as previously amended, the "Existing Security Agreement").

         WHEREAS, the parties have agreed to amend the Existing Credit Agreement and the Existing Security Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART I
                                  DEFINITIONS

         SUBPART I.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                 "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                 "Amended Security Agreement" means the Existing Security Agreement as amended hereby.

                 "Amendment No. 3 Effective Date" is defined in Subpart 4.1.

         SUBPART I.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

         SUBPART II.1  Amendments to Section 1.1.

                 (a)      The definition of "Alternative Assets" set forth in
         Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Alternative Assets"  means, in connection with any
                 proposed Asset Disposition pursuant to the terms of Section 8.4(b)(v), fixed assets (whether new, additional or replacement assets but exclusive of assets acquired in the course of regular upkeep and maintenance) which are similar in nature or purpose to other assets owned or leased by the Borrower and/or its Subsidiaries prior to or at the time of the acquisition of such fixed assets and useful in the conduct of the business of the Borrower and its Subsidiaries as permitted to be conducted pursuant to Section 8.3.

                 (b) The definition of "Applicable Percentage" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Applicable Percentage" means, for purposes of
                 calculating the applicable interest rate for any day for any Eurodollar Loan which is a Revolving Loan, Tranche A Term Loan, Tranche B Term Loan or Foreign Currency Loan or for any Base Rate Loan which is a Revolving Loan, Tranche A Term Loan or Tranche B Term Loan, the applicable rate of the Revolving Unused Fee for any day for purposes of Section 3.5(a) or the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(b)(i), the appropriate applicable percentage corresponding to the Consolidated Funded Debt Coverage Ratio in effect as of the most recent Calculation Date:

====================================================================================================================================
                             Applicable          Applicable         Applicable        Applicable        Applicable      Applicable
                           Percentage for      Percentage for     Percentage for    Percentage for    Percentage for    Percentage
         Consolidated        Eurodollar          Base Rate          Eurodollar        Base Rate       Standby Letter        for
Pricing   Funded Debt     Loans which are     Loans which are      Loans which     Loans which are    of Credit Fee      Revolving
           Coverage       Revolving Loans,    Revolving Loans     are Tranche B     Tranche B Term                      Unused Fee
             Ratio         Tranche A Term       or Tranche A        Term Loans          Loans
Level                     Loans or Foreign       Term Loans
                           Currency Loans
------------------------------------------------------------------------------------------------------------------------------------
  I     Greater than           2.75%               1.50%              3.25%             2.00%             2.75%            0.50%
        or equal to
        3.50 to 1.00
------------------------------------------------------------------------------------------------------------------------------------
  II    Greater than           2.50%               1.25%              3.00%             1.75%             2.50%            0.50%
        or equal to
        3.00 to 1.00
        but less than
        3.50 to 1.00
------------------------------------------------------------------------------------------------------------------------------------
 III    Greater than           2.25%               1.00%              3.00%             1.75%             2.25%            0.50%
        or equal to
        2.50 to 1.00
        but less than
        3.00 to 1.00
------------------------------------------------------------------------------------------------------------------------------------
  IV    Greater than           2.00%               0.75%              3.00%             1.75%             2.00%           0.375%
        or equal to
        2.00 to 1.00
        but less than
        2.50 to 1.00
------------------------------------------------------------------------------------------------------------------------------------
  V     Less than 2.00         1.75%               0.50%              3.00%             1.75%             1.75%           0.375%
        to 1.00
====================================================================================================================================


                 Determination of the appropriate Applicable Percentages based on the Consolidated Funded Debt Coverage Ratio shall be made for the Calculation Date occurring on December 31, 1996 and on each Calculation Date thereafter upon receipt by the Agent at the Agency Services Address of the Required Financial Information for such Calculation Date. The Consolidated Funded Debt Coverage Ratio in effect as of a Calculation Date shall establish the Applicable Percentages that shall be effective as of the date designated by the Agent as the Applicable Percentage Change Date. The Agent shall determine the Applicable Percentages as of the Calculation Date occurring on December 31, 1996 and on each

                 Calculation Date thereafter and shall promptly notify the Borrower and the Lenders of the Applicable Percentages so determined and of the Applicable Percentage Change Date. Such determinations by the Agent of the Applicable Percentages shall be conclusive absent demonstrable error. The initial Applicable Percentages shall be based on Pricing Level I until the first Applicable Percentage Change Date occurring after November 29, 1996 and if the Borrower fails to provide the Required Financial Information for a Calculation Date to the Agent at the Agency Services Address, the Applicable Percentages shall be based on Pricing Level I until such time as the Required Financial Information is provided whereupon the Pricing Level shall be determined by the then current Consolidated Funded Debt Coverage Ratio.

                 (c) The definition of "Applicable Percentage Change Date" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Applicable Percentage Change Date" means, with
                 respect to the Calculation Date occurring on December 31, 1996 and any Calculation Date thereafter, a date designated by the Agent that is not more than five (5) Business Days after receipt by the Agent at the Agency Services Address of the Required Financial Information for such Calculation Date.

                 (d)      The definition of "Application Period" set forth in
         Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Application Period" shall have the meaning assigned
                 to such term in Section 8.4(b)(v).

                 (e)      The definition of "Asset Disposition" set forth in
         Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Asset Disposition" means any sale, lease, transfer
                 or other disposition (including any such transaction effected by way of merger, amalgamation or consolidation) by the Borrower or any of its Subsidiaries subsequent to the Closing Date of any asset (including stock in Subsidiaries), including without limitation any sale leaseback transaction (whether or not involving a Capital Lease), but excluding (a) the sale of inventory in the ordinary course of business for fair consideration, (b) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (c) the sale or other disposition of the TIWP Assets in accordance with the terms of Section 8.4(b)(iii) and (d) any Equity Transaction.

                 (f) The definition of "Asset Disposition Prepayment Event" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Asset Disposition Prepayment Event" means, with
                 respect to any Asset Disposition made pursuant to the terms of
                 Section 8.4(b)(v), the failure of the Borrower to apply (or cause its applicable Subsidiary to apply) an amount equal to the Net Proceeds of such Asset Disposition to the purchase, acquisition or construction of Alternative Assets during the Application Period for such Asset Disposition.

                 (g)      The definition of "Collateral" set forth in Section
         1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Collateral" means a collective reference to the
                 collateral, including without limitation those assets of TIWP Business acquired pursuant to the Purchase Agreement, which at any time will be covered by the Collateral Documents.

                 (h)      The definition of "Consolidated EBITDA" set forth in
         Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Consolidated EBITDA" means, for any period, the sum
                 of (i) Consolidated Net Income for such period (provided, however, that non-recurring, non-cash charges associated with the consolidation of certain of the Borrower's facilities to be identified by the Borrower shall not be taken into account in calculating any amount determined pursuant to this clause
                 (i) provided that such charges are taken on or before September 30, 1997 and do not exceed $4,800,000 in the aggregate), plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for
                 (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes and
                 (C) depreciation and amortization expense, all as determined in accordance with GAAP, plus (iii) the pre-tax amount of any provision associated with environmental remediation and liabilities related principally to the Borrower's Waynesboro, Virginia facility accrued during such period, provided that the aggregate amount of all such items with respect to this subclause (iii) hereof after September 1, 1996 shall not exceed $1,500,000, minus (iv) actual cash expenses for such period associated with the consolidation of certain of the Borrower's facilities to be identifed by the Borrower.

                 (i) The definition of "Consolidated Fixed Charge Coverage Ratio" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Consolidated Fixed Charge Coverage Ratio" means, as
                 of the end of any period, the ratio of (i) Consolidated EBITDA for the applicable period minus Consolidated Capital Expenditures for the applicable period, to (ii) Consolidated Interest Expense for the applicable period plus Consolidated Scheduled Funded Indebtedness Payments for the applicable period plus Restricted Payments by the Borrower and its Subsidiaries on a consolidated basis for the applicable period.

                 (j) The definition of "Consolidated Net Worth" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Consolidated Net Worth" means, at any time, the sum
                 of (i) total shareholders' equity of the Borrower and its Subsidiaries on a consolidated basis at such time, as determined in accordance with GAAP (provided, however, that (a)
                 foreign currency translation adjustments and pension liability adjustments and (b) non-recurring, non-cash charges associated with the consolidation of certain of the Borrower's facilities to be identified by the Borrower shall not be taken into account in calculating any amount determined pursuant to this clause (i) provided that such charges are taken on or before September 30, 1997 and do not exceed $4,800,000 in the aggregate), plus (ii) the after-tax effect of any then accrued provisions associated with environmental remediation and liabilities related principally to the Borrower's Waynesboro, Virginia facility, provided that the aggregate amount of all such items with respect to this clause
                 (ii) hereof after September 1, 1996 shall not exceed
                 $1,500,000.

                 (k)      The definition of "Net Proceeds" set forth in Section
         1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Net Proceeds" means cash proceeds received by the
                 Borrower or any of its Subsidiaries from time to time in connection with any Asset Disposition or Equity Transaction, net of the actual costs (excluding intercompany items) and taxes incurred by such Person in connection with and attributable to such Asset Disposition or Equity Transaction, as applicable.

                 (l) The word "and" at the end of existing clause (xi) of the definition of "Permitted Liens" set forth in Section 1.1 of the Existing Credit Agreement is hereby deleted, the "." at the end of existing clause (xii) of such definition is hereby deleted and a ";" and the word "and" are hereby substituted therefor and the following new clause (xiii) is hereby added to such definition immediately succeeding such clause (xii):

                 "Permitted Liens" means:

                                   **********

                          (xiii) Liens on Property constituting Collateral and
                 securing the Indebtedness permitted pursuant to Section 8.1(h), provided that such Liens shall be subordinated to the Liens of the Agent in such Property on terms satisfactory to the Agent.

                 (m)      The definition of "Termination Date" set forth in
         Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                          "Termination Date" means (i) as to Revolving Loans,
                 Letters of Credit (and the related LOC Obligations), Foreign Currency Loans and the Tranche A Term Loan, December 29, 2000, and (ii) as to the Tranche B Term Loan, December 27, 2002.

                 (n)      The following definitions are hereby added to Section
         1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                          "Agency Services Address" means NationsBank of Texas,
                 N.A., 901 Main Street, Floor 13, Dallas, Texas  75202 Attn:
                 Agency Services, or such other address as may be identified by written notice from the Agent to the Borrower.

                          "Purchase Agreement" means (i) that certain Asset
                 Purchase Agreement between Texas Instruments and Genicom Corporation dated as of July 23, 1996 (including all schedules and exhibits thereto), as amended as of September 30, 1996 and
                 (ii) all collateral agreements referred to in such Asset Purchase Agreement.

                          "Texas Instruments" means Texas Instruments
                 Incorporated, a Delaware corporation.

                          "TI Deferred Financing Note" means that certain
                 subordinated promissory note dated September 30, 1996 executed by the Borrower in favor of Texas Instruments in the original principal amount of $9,000,000.

                          "TIWP Assets" means the raw materials and work in
                 process, and the equipment, tools and fixtures used in the manufacturing process of the TIWP Business.

                          "TIWP Business" means, that certain business (printer
                 business component) within the Personal Productivity Products Division of Texas Instruments through which Texas Instruments operates the design, development, marketing and sale of travel ticket document printers and readers, impact and laser printers and other various related technologies.

         SUBPART II.2  Amendments to Section 2.5.  Subsection (c) of Section
2.5 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

         2.5     Tranche A Term Loan.

                                   **********

                 (c) Repayment of Tranche A Term Loan. The principal amount of the Tranche A Term Loan shall be repaid in eighteen (18) consecutive quarterly installments as follows:

                                               Tranche A Principal
                 Payment Date                 Amortization Payment
                 ------------                 --------------------
                 September 30, 1996                  $682,261
                 December 27, 1996                   $700,000
                 March 28, 1997                      $800,000
                 June 27, 1997                       $800,000
                 September 26, 1997                  $800,000
                 December 26, 1997                   $800,000

                 March 27, 1998                      $800,000
                 June 26, 1998                       $800,000
                 September 25, 1998                  $800,000
                 December 31, 1998                   $800,000
                 March 26, 1999                      $1,025,000
                 June 25, 1999                       $1,025,000
                 September 24, 1999                  $1,025,000
                 December 31, 1999                   $1,025,000
                 March 31, 2000                      $1,255,000
                 June 30, 2000                       $1,255,000
                 September 29, 2000                  $1,255,000
                 December 29, 2000                Remaining principal
                                                       balance


         SUBPART II.3  Amendments to Section 2.6.  Subsections (d) and (e) of
Section 2.6 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

         2.6     Tranche B Term Loan.

                                   **********

                 (d) Repayment of Tranche B Term Loan. The principal amount of the Tranche B Term Loan shall be repaid in twenty-six (26) consecutive quarterly installments as follows:

                                              Tranche B Principal
                 Payment Date                 Amortization Payment
                 ------------                 --------------------
                 September 30, 1996                  $113,710
                 December 27, 1996                   $115,000
                 March 28, 1997                      $115,000
                 June 27, 1997                       $115,000
                 September 26, 1997                  $115,000
                 December 26, 1997                   $115,000
                 March 27, 1998                      $115,000
                 June 26, 1998                       $115,000
                 September 25, 1998                  $115,000
                 December 31, 1998                   $115,000
                 March 26, 1999                      $115,000
                 June 25, 1999                       $115,000
                 September 24, 1999                  $115,000
                 December 31, 1999                   $115,000
                 March 31, 2000                      $115,000
                 June 30, 2000                       $115,000
                 September 29, 2000                  $115,000
                 December 29, 2000                   $115,000

                 March 30, 2001                    $1,935,000
                 June 29, 2001                     $1,935,000
                 September 28, 2001                $1,935,000
                 December 28, 2001                 $1,935,000
                 March 29, 2002                    $2,050,000
                 September 28, 2002                $2,050,000
                 November 27, 2002                 $2,050,000
                 December 27, 2002                 Remaining principal
                                                         balance

                 (e) Interest. Subject to the provisions of Section 3.1, the Tranche B Term Loan shall bear interest at a per annum rate equal to:

                          (A) Base Rate Loans. During such periods as the Tranche B Term Loan (or any portion thereof) shall consist of Base Rate Loans, the Base Rate plus the Applicable Percentage.

                          (B) Eurodollar Loans. During such periods as the Tranche B Term Loan (or any portion thereof) shall consist of Eurodollar Loans, the Eurodollar Rate plus the Applicable Percentage.

         Interest on the Tranche B Term Loan shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

         SUBPART II.4  Amendments to Section 3.3.  Subsection (c)(i) of Section
3.3 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                 3.3      Prepayments.

                                   **********

                 (c) Mandatory Prepayments of Tranche A Term Loan and Tranche B Term Loan.

                          (i) Immediately upon the occurrence of any Asset Disposition Prepayment Event, the Borrower shall prepay the Tranche A Term Loan and the Tranche B Term Loan in an aggregate amount equal to the Net Proceeds of the related Asset Disposition not applied (or caused to be applied) by the Borrower during the related Application Period to the purchase, acquisition or construction of Alternative Assets as contemplated by the terms of Section 8.4(b)(v).

         SUBPART II.5 Amendments to Section 6.15. Section 6.15 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                 6.15 Purpose of Loans and Letters of Credit. The proceeds of the Loans hereunder shall be used solely by the Borrower for general corporate purposes of the Borrower and its Subsidiaries, including, but not limited to, (1) working capital advances,

         (2) capital expenditures in the ordinary course of business, (3) Permitted Investments and (4) the acquisition of certain assets of the TIWP Business pursuant to the Purchase Agreement. The Letters of Credit shall be used only for or in connection with appeal bonds, reimbursement obligations arising in connection with performance, surety and reclamation bonds, reinsurance, domestic or international trade transactions and obligations not otherwise aforementioned relating to transactions entered into by the Borrower in the ordinary course of business.

         SUBPART II.6 Amendments to Section 7.11. Section 7.11 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

         7.11  Financial Covenants.

                 (a) Consolidated Tangible Net Worth. Consolidated Tangible Net Worth at all times shall be no less than the sum of $5,000,000, increased on a cumulative basis by an amount equal to (i) as of the last day of each fiscal quarter commencing with December 27, 1996, 50% of the Consolidated Net Income (without deduction for any losses) for the fiscal quarter then ended, plus (ii) as of the date of any Equity Transaction consummated on or after June 28, 1996, 100% of the proceeds received from such Equity Transaction.

                 (b) Consolidated Funded Debt Coverage Ratio. The Consolidated Funded Debt Coverage Ratio at each Calculation Date shall be no greater than the following proportions:

                          Period                          Ratio
                          ------                          -----
                 For the period occurring          4.90 to 1.00
                 from the last day of
                 the third fiscal quarter
                 of fiscal year 1996 of
                 the Borrower and its
                 Subsidiaries through the
                 last day of the fourth
                 fiscal quarter of
                 fiscal year 1996 of
                 the Borrower and its
                 Subsidiaries

                 For the period occurring          4.40 to 1.00
                 from the first day of the
                 first fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries through
                 the last day of the first
                 fiscal quarter of fiscal
                 year 1997 of the Borrower

                 and its Subsidiaries

                 For the period occurring          3.90 to 1.00
                 from the first day of the
                 second fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries through
                 the last day of the second
                 fiscal quarter of fiscal
                 year 1997 of the Borrower
                 and its Subsidiaries

                 For the period occurring          3.40 to 1.00
                 from the first day of the
                 third fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries through
                 the last day of the third
                 fiscal quarter of fiscal
                 year 1997 of the Borrower
                 and its Subsidiaries

                 For the period occurring          3.00 to 1.00
                 from the first day of the
                 fourth fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries and
                 thereafter

                 (c) Consolidated Fixed Charge Coverage Ratio. The Consolidated Fixed Charge Coverage Ratio shall be no less than:

                          Period                   Ratio
                          ------                   -----
                 For the period occurring          1.25 to 1.00
                 from the last day of
                 the third fiscal quarter
                 of fiscal year 1996 of
                 the Borrower and its
                 Subsidiaries through the
                 last day of the fourth
                 fiscal quarter of
                 fiscal year 1996 of
                 the Borrower and its

                 Subsidiaries

                 For the period occurring          1.50 to 1.00
                 from the first day of the
                 first fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries through
                 the last day of the second
                 fiscal quarter of fiscal
                 year 1997 of the Borrower
                 and its Subsidiaries

                 For the period occurring          1.75 to 1.00
                 from the first day of the
                 third fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries through
                 the last day of the third
                 fiscal quarter of fiscal
                 year 1997 of the Borrower
                 and its Subsidiaries

                 For the period occurring          2.00 to 1.00
                 from the first day of the
                 fourth fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries and
                 thereafter

                 (d) Consolidated Debt to Capitalization Ratio. The Consolidated Debt to Capitalization of each Calculation Date shall be no greater than the following proportions:

                        Period                       Ratio
                        ------                       -----
                 For the period occurring          0.70 to 1.00
                 from the last day of
                 the third fiscal quarter
                 of fiscal year 1996 of
                 the Borrower and its
                 Subsidiaries through the
                 last day of the fourth
                 fiscal quarter of
                 fiscal year 1996 of

                 the Borrower and its
                 Subsidiaries

                 For the period occurring          0.65 to 1.00
                 from the first day of the
                 first fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries through
                 the last day of the third
                 fiscal quarter of fiscal
                 year 1997 of the Borrower
                 and its Subsidiaries

                 For the period occurring          0.60 to 1.00
                 from the first day of the
                 fourth fiscal quarter of
                 fiscal year 1997 of the
                 Borrower and its
                 Subsidiaries and
                 thereafter

         SUBPART II.7 Amendments to Section 8.1. The word "and" at the end of existing subsection (f) of Section 8.1 of the Existing Credit Agreement is hereby deleted, the "." at the end of existing subsection (g)(ii) of Section 8.1 of the Existing Credit Agreement is hereby deleted and a ";" is hereby substituted therefor and the following new subsections (h) and (i) are hereby added to Section 8.1 of the Existing Credit Agreement immediately succeeding such subsection (g)(ii):

                 8.1 Indebtedness. The Borrower will not, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                                   **********

                          (h) (i) Indebtedness of the Borrower evidenced by the TI Deferred Financing Note;

                                  (ii) Guaranty Obligations of any Guarantor in
                 respect of the Indebtedness of the Borrower evidenced by the TI Deferred Financing Note.

                          (i) other Indebtedness of any Foreign Subsidiary of the Borrower provided that the aggregate principal amount of all such Indebtedness of all such Persons, taken together with all Indebtedness outstanding pursuant to Section 8.1(b) and all Indebtedness outstanding pursuant to Section 8.1(g)(i), shall not exceed the Foreign Currency Equivalent of $10,000,000.

         SUBPART II.8  Amendments to Section 8.4.  Subsections (b) and (c) of
Section 8.4 of the Existing Credit Agreement are hereby amended in their entireties to read as follows:

                 8.4 Consolidation, Merger, Sale or Purchase of Assets, etc. The Borrower will not, nor will it permit any of its Subsidiaries to:

                                   **********

                          (b) sell, lease, transfer or otherwise dispose of any Property (including without limitation pursuant to any sale leaseback transaction) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (iii) the sale or other disposition of the TIWP Assets on terms and conditions reasonably satisfactory to the Agent, (iv) other Asset Dispositions provided that the aggregate amount of the Net Proceeds of all such Asset Dispositions during any fiscal year of the Borrower and its Subsidiaries does not exceed $100,000 and (v) subject to the terms of Section 8.8, any other Asset Disposition, provided that, no later than 14 days prior to such Asset Disposition, the Agent and the Lenders shall have received a certificate of the chief financial officer or treasurer of the Borrower (A) providing facts or computations in reasonable detail demonstrating that (1) the aggregate cumulative book value of assets disposed of in all the Asset Dispositions occurring on or after the Closing Date does not exceed 20% of Consolidated Total Assets as of the most recent Calculation Date with respect to which the Agent and the Lenders shall have received the Required Financial Information, (2) the aggregate cumulative book value of assets disposed of in all the Asset Dispositions occurring during the then current fiscal year of the Borrower does not exceed 10% of Consolidated Total Assets as of the most recent Calculation Date with respect to which the Agent and the Lenders shall have received the Required Financial Information and (3) after giving effect on a Pro Forma Basis to such Asset Disposition, no Default or Event of Default would exist hereunder and (B) specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets sold or otherwise disposed of or to be sold or otherwise disposed of and setting forth the net book value of such assets and the aggregate consideration and Net Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Borrower shall, within the 120 day period following the consummation of such Asset Disposition (with respect to any such Asset Disposition, the "Application Period"), apply (or cause its applicable Subsidiary to apply) an amount equal to the Net Proceeds of such Asset Disposition to the purchase, acquisition or, in the case of real property, construction of Alternative Assets or
                 (y) prepay the Loans in connection with such Asset Disposition to the extent required by Section 3.3(c)(i); or

                          (c) except as otherwise permitted by Section 8.4(a) and Section 8.5, except for any such transactions with respect to which the purchase price consists of capital stock or securities of the acquiring Person and except for the acquisition by the Borrower of certain assets of the TIWP Business pursuant to the Purchase Agreement, acquire all or any portion of the capital stock or securities of any other Person or purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) all or any substantial part of the Property of any other Person without the consent of each Lender.

         SUBPART II.9 Amendments to Section 8.7. Section 8.7 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                 8.7 Prepayments of Indebtedness, etc. The Borrower will not, nor will it permit any of its Subsidiaries to, (i) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness (including without limitation the Indebtedness evidenced by the TI Deferred Financing Note) if such amendment or modification would add or change any terms in a manner adverse to either the issuer of such Indebtedness or any of the Lenders, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof, (ii) (A) if any Default or Event of Default has occurred and is continuing or would be directly or indirectly caused as a result thereof, make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of, any other Indebtedness (other than Intercompany Indebtedness), (B) except as otherwise permitted by
         Section 8.6(iv), make any payment or prepayment of any Intercompany Indebtedness or (C) make any voluntary prepayment of the Indebtedness evidenced by the TI Deferred Financing Note or (iii) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) where such change would have a Material Adverse Effect.

         SUBPART II.10 Amendments to Section 9.1. The "." at the end of existing subsection (j) of Section 9.1 of the Existing Credit Agreement is hereby deleted and a ";" and the word "or" are hereby substituted therefor and the following new subsection (k) is hereby added to Section 9.1 of the Existing Credit Agreement immediately succeeding such subsection (j):

                 9.1 Events of Default. An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                                   **********

                          (k) Purchase Price. The aggregate purchase price, including any post-closing adjustments, paid by the Borrower and/or any of its Subsidiaries for those assets of the TIWP Business acquired pursuant to the Purchase Agreement shall exceed $30,000,000.

         SUBPART II.11 Amendments to Schedule 1.1B. Schedule 1.1B to the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 1.1B to Existing Credit Agreement attached hereto is substituted therefor.

         SUBPART II.12 Amendments to Schedule 1.1C. Schedule 1.1C to the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 1.1C to Existing Credit Agreement attached hereto is substituted therefor.

         SUBPART II.13 Amendments to Schedule 6.6. Schedule 6.6 to the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 6.6 to Existing Credit Agreement attached hereto is substituted therefor.

         SUBPART II.14 Amendments to Schedule 6.14. Schedule 6.14 to the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 6.14 to Existing Credit Agreement attached hereto is substituted therefor.

         SUBPART II.15 Amendments to Schedule 6.16. Schedule 6.16 to the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 6.16 to Existing Credit Agreement attached hereto is substituted therefor.

         SUBPART II.16 Amendments to Schedule 8.1. Schedule 8.1 to the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 8.1 to Existing Credit Agreement attached hereto is substituted therefor.

                                    PART III
                   AMENDMENTS TO EXISTING SECURITY AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Security Agreement is hereby amended in accordance with this Part III. Except as so amended, the Existing Security Agreement shall continue in full force and effect.

         SUBPART III.1 Amendments to Section 2. Subsection (d) of Section 2 of the Existing Security Agreement is hereby amended in its entirety to read as follows:

                 2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations (as defined in Section 3 hereof), each Obligor hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                                   **********

                          (d) All contract rights, including, without limitation, (i) all rights under the Purchase Agreement, specifically including the Borrower's rights to indemnification from Texas Instruments for Texas Instruments' breach of the warranties set forth in the second sentence of
                 Section 5.5 of the Purchase Agreement, the second sentence of
                 Section 5.6 of the Purchase Agreement and the third sentence of Section 5.7 of the Purchase Agreement, arising under
                 Section 13.1(b) of the Purchase Agreement, (ii) all rights under management agreements, tax sharing agreements and lease agreements and (iii) all rights to payment of money, tax refunds and insurance proceeds;

         SUBPART III.2  Amendments to Section 4. Subsections (b) and (g) of
Section 4 of the Existing Security Agreement is hereby amended in its entirety to read as follows:

                 4. Representations and Warranties. Each Obligor hereby represents and warrants to the Agent, for the benefit of the Lenders, that so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated:

                                  ***********

                          (b) Type and Location of Collateral. The type of Collateral located in the United States of America owned by such Obligor, each location of Collateral located in the United States of America owned by such Obligor having an aggregate book value at such location of $100,000 or more and the owner of each such location for which the Agent has required the Borrower to provide a landlord waiver is as shown on
                          Schedule 2 attached hereto.

                                   **********

                          (g) Intellectual Property. With regard to the Collateral of such Obligor consisting of Intellectual Property, (i) such Obligor is the present owner of the entire right, title and interest in and to such Collateral and has good and indefeasible title thereto with the rights of use free and clear of the infringement of the rights of others, (ii) the United States patents listed on Schedule 4 constitute all of the registrations and applications for the United States patents owned by such Obligor, (iii) the United States trademarks listed on Schedule 5 constitute all of the registrations and applications for the United States trademarks owned by such Obligor, (iv) such Obligor has not and will not make any assignment or agreement in conflict with the security interest in the Intellectual Property of such Obligor hereunder and (v) all applications pertaining to U.S. Intellectual Property of such Obligor have been duly and properly filed, and all U.S. registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.

         SUBPART III.3 Amendments to Schedule 1. Schedule 1 to the Existing Security Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 1 to Existing Security Agreement attached hereto is substituted therefor.

         SUBPART III.4 Amendments to Schedule 2. Schedule 2 to the Existing Security Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2 to Existing Security Agreement attached hereto is substituted therefor.

         SUBPART III.5 Amendments to Schedule 4. Schedule 4 to the Existing Security Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 4 to Existing Security Agreement attached hereto is substituted therefor.

         SUBPART III.6 Amendments to Schedule 5. Schedule 5 to the Existing Security Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 5 to Existing Security Agreement attached hereto is substituted therefor.


                                    PART IV
                          CONDITIONS TO EFFECTIVENESS

         SUBPART IV.1     Amendment No. 3 Effective Date.  This Amendment shall
be and become effective as of the date hereof (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this Subpart 4.1 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 3."

                 SUBPART 4.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

                 SUBPART 4.1.2 Financing Statements, etc. The Agent shall have received fully executed original UCC-3 or UCC-1 financing statements, as appropriate, in form and substance satisfactory to the Agent from each Credit Party, in each case in sufficient numbers in order to effect a filing in each location where a UCC filing is required (as determined by the Agent and its counsel) in order to perfect the Liens in favor of the Agent for the benefit of the Lenders arising under the Collateral Documents on the Collateral consisting of TIWP Assets; and (ii) such patent/trademark filings as requested by the Agent in order to perfect the Agent's security in the Collateral consisting of TIWP Assets.

                 SUBPART 4.1.3     Corporate Existence.  The Agent shall have
         received all documents it may reasonably request relating to the existence and good standing of each of the Credit Parties, the corporate or other necessary authority for and the validity of this Amendment, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Agent.

                 SUBPART 4.1.4     Legal Opinion.  The Agent shall have
         received a legal opinion of McGuire, Woods, Battle & Boothe, counsel for the Credit Parties in form and substance reasonably satisfactory to the Agent.

                 SUBPART 4.1.5     Officer's Certificate.  The Agent shall have
         received a certificate executed by the chief financial officer of the Borrower as of the Amendment No. 3 Effective Date stating that, immediately after giving effect to this Amendment, (i) each of the Credit Parties is Solvent, (ii) no Default or Event of Default exists and (iii) the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects.

                 SUBPART 4.1.6    Insurance.  The Agent shall have received
         copies of insurance policies or certificates of insurance of the Credit Parties evidencing liability and casualty insurance meeting the requirements of the Credit Documents with respect to those assets of the TIWP Business acquired pursuant to the Purchase Agreement.

                 SUBPART 4.1.7    Material Adverse Change.  Except as otherwise
         previously disclosed in writing to the Lenders (including without limitation the forecast trend by business unit dated September 13,
         1996), no material adverse change shall have occurred since June 30, 1996 in the condition (financial or otherwise), business or management of the Borrower or of the Borrower and its Subsidiaries taken as a whole, and no material adverse change shall have occurred in the condition (financial or otherwise) of the TIWP Business (other than portions of the TIWP Business related to the design, development, marketing and sale of laser printer hardware) since the date of the most current financial statements for the TIWP Business delivered to the Lenders prior to the date hereof.

                 SUBPART 4.1.8    Purchase Agreement.  The Agent shall have
         received a copy, certified by the chief financial officer of the Borrower as true and complete, of the Purchase Agreement and of each other document or instrument executed by the Borrower in connection with the Purchase Agreement, in each case as originally executed and delivered, and, no amendment or modification thereof shall have been entered into on or prior to the date hereof which shall not have been approved by the Agent.

                 SUBPART 4.1.9    Consummation of Purchase Agreement.  The
         Agent shall have received evidence satisfactory to it that (i) the Purchase Agreement shall have been consummated in compliance with applicable law and regulatory approvals and in accordance with the terms thereof and (ii) the aggregate purchase price (including cash and non-cash consideration, but without giving effect to post-closing adjustments) paid by the Borrower and/or any of its Subsidiaries for the TIWP Business acquired pursuant to the Purchase Agreement does not exceed $28,000,000.

                 SUBPART 4.1.10 Financial Statements. The Agent shall have received (i) the consolidated financial statements of the TIWP Business for each of the two years ending December 31, 1994 and 1995, and for the most recent fiscal quarter, including income statements and certain balance sheet and cash flow items, (ii) a satisfactory pro forma consolidated balance sheet of the Borrower as of the date hereof giving effect to the acquisition of those assets of the TIWP Business acquired pursuant to the Purchase Agreement and the other transactions contemplated by the Purchase Agreement and (iii) a satisfactory pro forma income statement and certain cash flow items for the TIWP Business for fiscal year 1996.

                 SUBPART 4.1.11 TI Deferred Financing Note. The Agent shall have received a copy, certified by the chief financial officer of the Borrower as true and complete, of the TI Deferred Financing Note as originally executed and delivered, and no amendment or modification thereof shall have been entered into on or prior to the Amendment No. 3 Effective Date which shall not have been approved by the Agent.

                 SUBPART 4.1.12 Manufacturing Agreement. The Borrower shall have entered, or shall be in the process (reasonably satisfactory to the Agent) of entering, with an independent third party reasonably acceptable to the Agent, into an agreement providing for the production of product lines of the TIWP Business for the period subsequent to the term of that certain servicing agreement between Borrower and Texas Instruments dated as of the Amendment No. 3 Effective Date.

                 SUBPART 4.1.13 TIWP Business. The Agent shall have received satisfactory evidence that the Agent, on behalf of the Lenders, holds a perfected, first priority Lien, subject to no other Liens other than for Permitted Liens, on those assets of the TIWP Business acquired pursuant to the Purchase Agreement.

                 SUBPART 4.1.14 Amendment Fee. The Agent shall have received, for the account of each Lender, an amendment fee equal to 37.5 basis points on the aggregate amount of such Lender's Commitment.

                 SUBPART 4.1.15 Amendment Arrangement Fee. The Agent shall have received, for its own account, the amendment arrangement fee separately agreed to by the Borrower and the Agent.

                 SUBPART 4.1.16 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                     PART V
                         GRANTING OF SECURITY INTEREST

         SUBPART V.1 Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations (as defined in Section 3 of the Existing Security Agreement), each Obligor (as defined in the Existing Security Agreement) hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all contract rights, including, without limitation, (a) (i) all rights under the Purchase Agreement, specifically including the Borrower's rights to indemnification from Texas Instruments for Texas Instruments' breach of the warranties set forth in the second sentence of Section 5.5 of the Purchase Agreement, the second sentence of Section 5.6 of the Purchase Agreement and the third sentence of Section 5.7 of the Purchase Agreement, arising under Section 13.1(b) of the Purchase Agreement, (ii) all rights under management agreements, tax sharing agreements and lease agreements and (iii) all rights to payment of money, tax refunds and insurance proceeds, and all proceeds and products of the foregoing and all insurance relating thereto and all proceeds of such insurance, whether now existing or hereafter arising and (b) all other TIWP Assets constituting Collateral, as such term is defined in the Existing Security Agreement, including without limitation all TIWP Assets at the locations set forth on
Schedule 2A attached hereto and the trademarks and trademark applications identified on Schedule 5A attached hereto.

         The Obligors, the Lenders and the Agent hereby agree that, notwithstanding anything to the contrary contained in the Existing Security Agreement, the Obligors shall not be deemed to have assigned, and the Agent shall not be deemed to have taken an assignment of, any "intent to use" federal trademark registration application until such time as either (i) an amendment alleging use with respect to the related trademark shall have been accepted for filing by the U.S. Patent & Trademark Office or (ii) applicable law conclusively allows earlier assignment.

                                    PART VI
                                 MISCELLANEOUS

         SUBPART VI.1 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART VI.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART VI.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART VI.4 References in Other Credit Documents. At such time as this Amendment No. 3 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 3. and all references in the Credit Documents to the "Security Agreement" shall be deemed to refer to the Security Agreement as amended by this Amendment No. 3.

         SUBPART VI.5 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART VI.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART VI.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.




[The remainder of this page has been left blank intentionally]

                          IN WITNESS WHEREOF the parties hereto have caused
this Amendment to be duly executed on the date first above written.


                                     BORROWER:
                                     --------

                                     GENICOM CORPORATION

                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO

                                     GUARANTORS:
                                     ----------

                                     GENICOM INTERNATIONAL HOLDINGS CORPORATION


                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO

                                     GENICOM INTERNATIONAL SALES CORPORATION

                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO

                                     DELMARVA TECHNOLOGIES CORPORATION

                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO

                                     RASTEK CORPORATION

                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO

                                     ENTERPRISING SERVICE SOLUTIONS CORPORATION

                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO


                                     [Signatures Continued]

                                     PRINTER SYSTEMS CORPORATION


                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO


                                     THE PRINTER CONNECTION, INC.


                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO


                                     PRINTER SYSTEMS INTERNATIONAL, LTD.


                                     By  /s/ James C. Gale
                                     Title: Senior Vice President and CFO





                                     [Signatures Continued]

                                     LENDERS:
                                     --------

                                     NATIONSBANK OF TEXAS, N.A.

                                     By /s/ Brent W. Mellow
                                     Title: Vice President

                                     CREDITANSTALT-BANKVEREIN

                                     By
                                       -----------------------------
                                     Title:

                                     By
                                       -----------------------------
                                     Title:

                                     AERIES FINANCE, LTD.

                                     By  /s/ Ian Moore
                                       -----------------------------
                                     Title: Director

                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management and Research,
                                         as Investment Advisor

                                     By /s/ James L O'Connor
                                     Title: Treasurer

                                     RESTRUCTURED OBLIGATIONS BACKED BY
                                     SENIOR ASSETS, B.V.

                                     By  /s/ Christopher A. Bondy
                                     Title: Vice President

                                     UNITED STATES NATIONAL BANK OF OREGON


                                     By /s/ Douglas A. Rich
                                     Title: Vice President




                                     [Signatures Continued]

                                     CRESTAR BANK


                                     By /s/ William F. Lindlaw
                                     Title: Vice President


                                     THE RIGGS NATIONAL BANK OF
                                     WASHINGTON, D.C.


                                     By /s/ Tai M. Pham
                                     Title: Vice President

                                     AGENT:

                                     NATIONSBANK OF TEXAS, N.A.,
                                     as Agent

                                     By /s/ Brent W. Mellow
                                     Title: Vice President